UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2015

EASON EDUCATION KINGDOM HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

HAN LOGISTICS, INC.

 (Former Name of Registrant)

Nevada	000-52273	88-0435998
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit 19, 35/F, Tower 1

Millennium City 1, No. 338 Kwun Tong Road

Kwun Tong, Kowloon, Hong Kong

(Address of principal executive offices) (zip code)

(852) 2111 0810

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2015, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State’s office through which the name of the Company was changed to “EASON EDUCATION KINGDOM HOLDINGS, INC.”

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment filed August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAN LOGISTICS, INC.

Date: August 14, 2015	By:	/s/ Cheng Kin Ning
Cheng Kin Ning